UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2015 (November 5, 2015)

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On November 5, 2015, the registrant publicly issued a press release announcing that the U.S. Food and Drug Administration set a new meeting date of November 30, 2015, to review the company’s plan to submit an approvable application for the LuViva® Advanced Cervical Scan, as fully described in the press release, a copy which is furnished as Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

99.1	Press Release dated November 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015	GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright, Ph.D.
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated November 5, 2015

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